                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the registrant  [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:

  [ ] Preliminary Proxy Statement             [ ]  Confidential for Use of the Commission
                                                   Only (as permitted by Rule 14a-6(e)(2))
  [X] Definitive Proxy Statement
  [ ] Definitive Additional Materials
  [ ] Soliciting Material Pursuant to Rule
       14a-11(c) or Rule 14a-12

                               ANDOVER TOGS, INC.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                               ANDOVER TOGS, INC
- - --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]  $125 per Exchange Act Rule 0-11(c)(1)(ii),  14a-6(i)(1),  or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title  of each  class of  securities  to  which  transaction  applies:

- - --------------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

- - --------------------------------------------------------------------------------
     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the
          filing  fee  is   calculated   and  state  how  it  was   determined):

- - --------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

- - --------------------------------------------------------------------------------
     (5)  Total fee paid:

- - --------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

- - --------------------------------------------------------------------------------


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

- - --------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

- - --------------------------------------------------------------------------------
     (3)  Filing Party:

- - --------------------------------------------------------------------------------
     (4)  Date Filed:

- - --------------------------------------------------------------------------------

                               ANDOVER TOGS, INC.
                                 ONE PENN PLAZA
                            NEW YORK, NEW YORK 10119
                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

To the Stockholders of
  ANDOVER TOGS, INC.

     Please take notice that the 1995 Annual Meeting of Stockholders of Andover Togs, Inc., a Delaware corporation (the 'Company'), will be held at the offices of Chemical Bank, Forty-Ninth Floor, 270 Park Avenue, New York, New York on Tuesday, June 13, 1995 at 10:00 A.M., for the following purposes:

          1. To elect a board of five directors for a term of one year;

          2. To approve the 1995 Stock Option Plan;

          3. To ratify the appointment of Deloitte & Touche LLP as independent auditors for the fiscal year ending November 30, 1995; and

          4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on May 10, 1995 as the record date for the purpose of determining the stockholders entitled to notice of, and to vote at the meeting.

     YOU ARE EARNESTLY REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, TO MARK, DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

     You may revoke your proxy for any reason at any time prior to the voting thereof, and if you attend the meeting in person you may withdraw the proxy and vote your own shares.

                                          By Order of the Board of Directors

                                          DONALD D. SHACK,
                                          Secretary

New York, New York
May 12, 1995

                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                               ANDOVER TOGS, INC.
                            ------------------------
                                PROXY STATEMENT
                            ------------------------

     The proxy accompanying this Proxy Statement is solicited by the Board of Directors of Andover Togs, Inc., a Delaware corporation (the 'Company'), for use at the 1995 Annual Meeting of Stockholders to be held at the offices of Chemical Bank, Forty-Ninth Floor, 270 Park Avenue, New York, New York on Tuesday, June 13, 1995 at 10:00 A.M., and at any adjournment or adjournments thereof. All proxies in the accompanying form which are properly executed and duly returned will be voted in accordance with the instructions specified therein. If no instructions are given, such proxies will be voted in accordance with the recommendations of the Board of Directors as indicated in this Proxy Statement. A proxy may be revoked at any time prior to its exercise by written notice to the Company, by submission of another proxy bearing a later date or by voting in person at the meeting. Such revocation will not affect a vote on any matters taken prior thereto. The mere presence at the meeting of the person appointing a proxy will not revoke the appointment.

     The  approximate  date  of  mailing   of  this  Proxy  Statement  and   the
accompanying proxy to stockholders is May 12, 1995. The Company's principal executive offices are located at One Penn Plaza, New York, New York 10119.

                        VOTING SECURITIES -- RECORD DATE

     Only holders of record of the Company's Common Stock, $.10 par value per share (the 'Common Stock'), at the close of business on May 10, 1995 will be entitled to notice of and to vote at the meeting or at any adjournment or adjournments thereof. On that date, 4,458,315 shares of Common Stock were issued and outstanding. Each outstanding share entitles the holder thereof to one vote with respect to each proposal properly brought before the meeting for consideration by the stockholders.

                   SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL
                    OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth certain information at May 8, 1995, as to shares of Common Stock beneficially owned by stockholders owning more than five percent of the outstanding Common Stock.

                                                                               AMOUNT AND NATURE
                             NAME AND ADDRESS                                          OF                   PERCENT
                            OF BENEFICIAL OWNER                               BENEFICIAL OWNERSHIP          OF CLASS
- - ---------------------------------------------------------------------------   --------------------          --------
William L. Cohen (1) ......................................................         1,411,478(2)(3)(4)        31.5%
  c/o Andover Togs, Inc.
  One Penn Plaza
  New York, New York 10119
Peter A. Cohen (1) ........................................................         1,304,407(2)(3)           29.3%
  c/o Ramius Partners
  40 West 57th Street
  New York, New York 10019
Carolyn Cohen Zelikovic (1) ...............................................           436,142(5)               9.8%
  c/o Andover Togs, Inc.
  One Penn Plaza
  New York, New York 10119
Herbert Rosenstock ........................................................           230,787(6)               5.2%
  Stanley Rosenstock and
  General Sportwear Co., Inc.
  23 Market Street
  Ellenville, New York 12428

                                                        (footnotes on next page)

(footnotes from previous page)

(1) William L. Cohen, Peter A. Cohen and Carolyn Cohen Zelikovic (the 'Principal Stockholders') are parties to a stockholders agreement which provides, among other things, that (i) the shares owned by the Principal Stockholders are to be voted as jointly determined by William L. Cohen and Peter A. Cohen; (ii) William L. Cohen and Peter A. Cohen are to have a joint and several right of first refusal with respect to the disposition of shares owned by Carolyn Cohen Zelikovic; (iii) William L. Cohen and Peter A. Cohen each are to have a right of first refusal with respect to disposition of the shares owned by the other; (iv) upon the death of Carolyn Cohen Zelikovic, William L. Cohen and Peter A. Cohen are to have the joint and several right to purchase the shares held by her at her death; and (v) upon the death of William L. Cohen, Peter A. Cohen is to have the right, and upon the death of Peter A. Cohen, William L. Cohen is to have the right, to purchase the shares held by the other at his death. The purchase of shares held by a deceased Principal Stockholder, as set forth above, is to be mandatory to the extent of the proceeds of insurance policies on the life of the deceased Principal Stockholder held by the other Principal Stockholders. William L. Cohen and Peter A. Cohen are brothers and Carolyn Cohen Zelikovic is their sister.

(2) Under the stockholders agreement referred to above, each of William L. Cohen and Peter A. Cohen exercises shared voting and sole dispositive power with respect to the shares owned by him. The shares indicated as being owned by each do not include (i) shares owned by the other, or (ii) shares owned by Carolyn Cohen Zelikovic, although the Messrs. Cohen exercise shared voting power with respect to such shares.

(3) Does  not include  41,250 shares  held by  a charitable  foundation. Messrs.
    William L. and Peter A. Cohen are two of the five directors of such foundation and exercise shared voting power with respect to such shares.

(4) Includes 25,781 shares of Common Stock which Mr. Cohen has the right to acquire upon exercise of a currently exercisable stock option granted under the Company's Non-Qualified Stock Option Plan.

(5) Carolyn Cohen Zelikovic exercises sole dispositive power with respect to the shares owned by her.

(6) Based upon information provided to the Company by the Rosenstocks and General Sportwear Co., Inc. on January 3, 1995.

     The following table sets forth certain information at May 8, 1995, as to shares of Common Stock beneficially owned by the directors and the nominees for director, the chief executive officer, the other four most highly compensated executive officers and the directors and executive officers of the Company as a group.

                                                                                  AMOUNT AND NATURE
                                   NAME OF                                                OF                PERCENT
                               BENEFICIAL OWNER                                  BENEFICIAL OWNERSHIP       OF CLASS
- - ------------------------------------------------------------------------------   --------------------       --------
George S. Blumenthal, Director................................................            55,285(1)(2)         1.3%
Peter A. Cohen, Director......................................................         1,304,407(3)           29.3%
William L. Cohen, Director, Chairman of the Board, President and Chief
  Executive Officer...........................................................         1,411,478(3)           31.5%
Harold Drachman, Vice President -- Sales......................................            15,813(4)           --  (5)
Steven Fenyves, Senior Vice President -- Manufacturing........................            28,188(6)           --  (5)
Alan Kanis, Treasurer and Chief Financial and Chief Accounting Officer........             4,125(7)           --  (5)
Stanley F. Schmoller, Vice President -- Manufacturing.........................            32,484(8)           --  (5)
Donald D. Shack, Director and Secretary.......................................            57,650(2)(9)         1.3%
Monte Wolfson, Director.......................................................             - 0 -              --
All directors and executive officers as a group (9 persons)...................         3,345,572(10)          73.4%

- - ------------

 (1) Includes 44,110 shares beneficially owned by Mr. Blumenthal as co-trustee and income beneficiary under a trust created under the will of Clara Blumenthal.

 (2) Includes 3,750 shares of Common Stock which may be acquired upon the exercise of currently exercisable stock options.

 (3) See the table above dealing with Common Stock beneficially owned by stockholders owning more than five percent of the outstanding Common Stock for information concerning Peter A. Cohen and William L. Cohen.

 (4) Includes 11,688 shares of Common Stock which Mr. Drachman has the right to acquire upon the exercise of currently exercisable stock options.

 (5) Less than one percent.

 (6) Includes 22,688 shares of Common Stock which Mr. Fenyves has the right to acquire upon the exercise of currently exercisable stock options.

 (7) Includes 4,125 shares of Common Stock which Mr. Kanis has the right to acquire upon the exercise of currently exercisable stock options.

 (8) Includes 24,234 shares of Common Stock which Mr. Schmoller has the right to acquire upon the exercise of currently exercisable stock options.

 (9) 53,900 of such shares are owned by Skylark Partners, a partnership of which Mr. Shack is a member.

(10) Includes (i) 436,142 shares owned by Carolyn Cohen Zelikovic, (ii) 88,516 shares of Common Stock which certain executive officers have the right to acquire upon the exercise of currently exercisable stock options and (iii) 11,250 shares of Common Stock which certain directors have the right to acquire upon the exercise of currently exercisable stock options.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the By-laws of the Company, the Board of Directors has the authority to set the size of the Board which shall not be less than three nor more than fifteen members. In February 1995, Mr. Bernard Pliskin, a director of the Company since 1986, submitted his resignation as a director of the Company which was accepted by the Board. The Chairman and the Board express their appreciation to Mr. Pliskin for his many years of service to the Company. In early May 1995, Mr. Mel Schnell, a director of the Company since 1986, died. The Chairman and the Board express their appreciation to Mr. Schnell for his many years of service to the Company and express their condolences to the family of Mr. Schnell. The Board has determined to reduce the size of the Board to five members rather than fill the vacancies left by Messrs. Pliskin and Schnell.

     At the 1995 Annual Meeting of Stockholders, five directors, all of whom now constitute the entire Board of Directors, are to be nominated for election, to serve until the 1996 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify. Unless a proxy shall specify that it is not to be voted for the nominees, or any one of them, it is intended that the shares of Common Stock represented by each duly executed and returned proxy will be voted in favor of the election as directors of the persons named below.

     Each of the persons named below was elected to serve as a director of the Company at the 1994 Annual Meeting of Stockholders. The persons nominated as directors are all currently directors and their stock ownership is set forth above under 'Securities Ownership of Certain Beneficial Owners, Directors and Executive Officers.'

     If any nominee is not a candidate for election at the meeting, an event which the Board of Directors does not anticipate, the proxies will be voted for a substitute nominee and for the others named below and otherwise in the best judgment of the persons named in the proxies.

     The Company's By-laws provide that directors be elected by a plurality of the votes cast at the meeting by the holders of the outstanding shares of Common Stock present in person or by proxy and entitled to vote at the meeting.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.

                                                                                                          DIRECTOR
      NAME AND AGE OF NOMINEE                              PRINCIPAL OCCUPATION(1)                         SINCE
- - ------------------------------------  -----------------------------------------------------------------   --------
George S. Blumenthal (51)...........  Chairman  of the Board and  Treasurer of Cellular Communications,     1991
                                        Inc. and Chairman  of the  Board, Chief  Executive Officer  and
                                        Treasurer  of Cellular Communications of  Puerto Rico, Inc. and
                                        International CableTel Incorporated (2)
Peter A. Cohen (48).................  Chairman of the Board of  Ramius Capital Corporation and  Partner     1981
                                        in Palladin Partners (3)(4)(5)(6)
William L. Cohen (53)...............  Chairman  of  the Board,  President  and Chief  Executive Officer     1979
                                        (4)(6)(7)
Donald D. Shack (66)................  Attorney, director and shareholder of law firm of Shack & Siegel,     1986
                                        P.C. general counsel to the Company (8)
Monte Wolfson (69)..................  President  of  Monte  Wolfson  Associates,  Inc.,  a  retail  and     1994
                                        marketing consultant business (9)

- - ------------

(1) Unless otherwise indicated, the directors' principal occupations have been their respective principal occupations for at least five years.

(2) Mr. Blumenthal was President of Blumenthal Securities, Inc., a New York Stock Exchange member firm for in excess of five years prior to November 15, 1992. He is a director of Cellular Communications, Inc., Cellular
    Communications  of   Puerto   Rico,   Inc.,   and   International   CableTel
    Incorporated.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

(3) Since August 1994, Mr. Cohen has been Chairman of the Board of Ramius Capital Corporation, a private investment firm, and a Partner in Palladin Partners, a private investment management firm. Prior to January 1990, Mr. Cohen was employed in various senior executive capacities by Shearson Lehman Hutton Inc., an investment banking firm, including as its Chief Operating Officer from 1979 to 1984 and as its Chairman and Chief Executive Officer from 1984 to January 1990. From May 1991 through December 1992, Mr. Cohen was President of Andrew Lauren & Co., Inc., an investment consulting firm. From December 1992 through May 1994, Mr. Cohen was the Chairman of Republic New York Securities Corp. and Vice Chairman of Republic New York Corp. He is also a director of Presidential Life Corporation, '21' International Holdings, Inc. and Olivetti SpA.

(4) Messrs. William L. Cohen and Peter A. Cohen are siblings.

(5) During the past fiscal year, Peter A. Cohen rendered financial and management consulting services to the Company for which he was paid approximately $90,020 in fees and benefits. Mr. Cohen will continue to render such services through June 1995.

(6) Florence Cohen, the widow of Sidney B. Cohen, founder of the Company, and mother of William L. Cohen, Peter A. Cohen, and Carolyn Cohen Zelikovic, provides consulting services to the Company for a fee of $60,000 per annum pursuant to an agreement expiring in April 1997.

(7) William L. Cohen has been employed in senior managerial positions with the Company since 1965 and as its President and Chief Executive Officer since 1983. He was elected Chairman of the Board in March 1987.

(8) Mr. Shack has served as Secretary of the Company since 1986. Mr. Shack is a director and shareholder of the law firm of Shack & Siegel, P.C. which serves as general counsel to the Company. From January 1990 to April 1993, Mr. Shack was a member of the law firm of Whitman & Ransom which served as general counsel to the Company during that period. Prior to January 1990, Mr. Shack was a member of the law firm of Golenbock and Barrel which served as general counsel to the Company from 1986 through 1989. Mr. Shack is a director of Ark Restaurants Corp., Fab Industries, Inc., Just Toys, Inc. and International Citrus Corporation.

(9) Mr. Wolfson has been a United States Government advisor on the retail textile industry for over 25 years. From 1975 until his retirement in 1986, Mr. Wolfson was employed as President of Netco, Inc., the New York subsidiary of Zayre Group. Prior thereto he served as Chairman and CEO of Diana Stores Corp.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

     Messrs. Peter A. Cohen and Donald D. Shack serve as members of the Audit Committee. The Audit Committee is responsible for conferring with the Company's independent auditors with respect to the training and supervision of internal accounting personnel; receiving and reviewing the recommendations of the independent auditors; reviewing the consolidated financial statements of the Company; meeting periodically with the auditors and Company personnel with respect to the adequacy of internal accounting controls; resolution of potential conflicts of interest; and review of the Company's accounting policies. The Audit Committee held one meeting during the past fiscal year.

     Messrs. George S. Blumenthal and Donald D. Shack serve as members of the Stock Option Committee which administers the Company's stock option plans. The Stock Option Committee took action on one occasion by unanimous written consent during the past fiscal year.

     The Company does not presently have compensation or nominating committees, the customary functions of such committees being performed by the entire Board of Directors.

     During the Company's past fiscal year, the Board of Directors held one meeting and took action on two additional occasions by unanimous written consent. No member of the Board of Directors attended fewer than 75% of the aggregate number of meetings of the Board of Directors and the number of meetings of committees of the Board of Directors on which he served.

     A directors' fee of $10,000 per annum is paid to each of Messrs. Blumenthal and Wolfson. Such fees are not paid to other members of the Board of Directors, each of whom is either employed by, or renders consulting, legal or other similar services to the Company.

     The Company's Non-Qualified Stock Option Plan provides for the annual grant of options to purchase 2,500 shares of Common Stock to members of the Company's Stock Option Committee (the 'Committee') and outside directors who are not members of the Committee. During fiscal year 1994, Messrs. Blumenthal and Shack were each granted such options. These options are exercisable with respect to 25% of the shares covered thereby commencing one year from the date of grant and as to an additional 25% of the shares covered by the option upon each of the three succeeding anniversary dates of the date of grant.

                       EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth the names and ages as of May 3, 1995 of executive officers of the Company and all offices held by each person during the past year.

               NAME                   AGE                    POSITION WITH THE COMPANY
- - -----------------------------------   ---   ------------------------------------------------------------
William L. Cohen...................   53    Chairman of the Board, President and Chief Executive Officer
Stephen Fenyves....................   50    Senior Vice President
Stanley F. Schmoller...............   56    Vice President -- Manufacturing
Harold Drachman....................   68    Vice President -- Sales
Alan Kanis.........................   45    Treasurer and Chief Financial and Chief Accounting Officer
Donald D. Shack....................   66    Secretary

     See 'Election of Directors' above for a description of Mr. Cohen's and Mr. Shack's occupations and prior engagements with the Company.

     Mr. Fenyves has been employed by the Company since 1969 in various executive capacities, including Vice President -- Administration from 1983 to 1988 and in his present capacity since 1989.

     Mr. Schmoller has been employed by the Company in various production capacities since 1958 and in his present capacity for in excess of 14 years.

     Mr. Drachman has been employed by the Company since 1970, as a salesman from 1970-1986 and as Sales Manager commencing in 1986. In November 1987 Mr. Drachman was elected Vice President -- Sales of the Company.

     Mr. Kanis has been Treasurer and Chief Financial and Chief Accounting Officer since 1990. Prior to his employment by the Company, Mr. Kanis had been Vice President -- Finance of Shelburne Shirt Co. Inc. for over five years.

     Each executive officer holds office at the pleasure of the Board of Directors or until his successor has been duly elected and qualifies except that Mr. Cohen's employment agreement provides that he is retained as the Company's President and Chief Executive Officer.

                 PROPOSAL 2: APPROVAL OF 1995 STOCK OPTION PLAN

     In 1986 the Company adopted two stock option plans: the Company's Non-Qualified Stock Option Plan (the 'Non-Qualified Plan') and the Company's Incentive Stock Option Plan (the 'Incentive Plan'). Unless terminated earlier by the Board of Directors, the Non-Qualified Plan and the Incentive Plan will both terminate in January 1996.

     The Board of Directors has proposed for adoption at the Annual Meeting by the Company's Stockholders, a new 1995 Stock Option Plan (the '1995 Plan') which would replace the existing plans. The 1995 Plan permits the grant of both non-qualified and incentive stock options. The 1995 Plan also addresses changes in applicable securities and tax laws enacted since the adoption of the Non-Qualified Plan and Incentive Plan. Such changes deal with the eligibility of directors who may be members of the Committee and limitations on the number of shares for which awards under the 1995 Plan may be granted to certain executive officers during a particular period of time. By incorporating provisions consistent with such changes, the 1995 Plan provides for the annual grant of options in respect of a specific number of shares to members of the Committee and other outside directors and will permit the Company to record a tax deduction for compensation received under such plan by an executive officer (which may include gains realized upon the exercise of options or the sale of shares of Common Stock underlying options) even if such compensation to such executive exceeds $1,000,000 in any year. These provisions are described in the discussion below. The 1995 Plan will make available for issuance to its participants, options to purchase up to an aggregate of 225,000 shares of Common Stock. Subject to stockholder approval, the Company's Board of Directors approved the 1995 Plan on May 8, 1995 and has provided for the immediate termination of the Non-Qualified Plan and Incentive Plan upon approval of the 1995 Plan by the Company's stockholders.

     A summary of the significant provisions of the 1995 Plan is set forth below. A copy of the 1995 Plan is annexed hereto as Exhibit A. The following description of the 1995 Plan is qualified in its entirety by reference to the 1995 Plan itself.

PURPOSE

     The purpose of the 1995 Plan is to provide incentives to directors, officers, employees and consultants of the Company who have substantial responsibility for the Company's management and growth. The 1995 Plan provides for the award of options to purchase Common Stock.

ADMINISTRATION OF THE PLAN

     The 1995 Plan will be administered by the Committee. Subject to the express provisions of the 1995 Plan, the Committee has the sole discretion to determine to whom among those eligible, and the time or times at which, options will be granted, the number of shares to be subject to each option and the manner in and price at which options may be exercised. In making such determinations, the Committee may take into account the nature and period of service of eligible participants, their level of compensation, their past, present and potential contributions to the Company and such other factors as the Committee in its discretion deems relevant. Options are designated at the time of grant as either, 'incentive stock options' intended to qualify under Section 422 of the Internal Revenue Code of 1986 (the 'Code'), or 'non-qualified options' which do not so qualify.

     Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the 'Act'), provides that, for purposes of the 1995 Plan, the Committee shall consist of two or more directors comprised of 'disinterested persons.' Directors granted options under the 1995 Plan pursuant to the prescribed 'formula' therein may participate in the plan and qualify as disinterested persons. Also, the proposed regulations under Section 162(m) of the Code (the 'Regulations'), provide that gains realized as a result of awards granted under performance-based compensation plans such as the 1995 Plan will not be subject to the $1,000,000 deduction limitation specified in Section 162(m) if, among other things, the Committee is comprised of 'outside directors.' The 1995 Plan requires that Committee members be 'outside directors' in accordance with the guidelines set forth in the Regulations.

     The Committee may amend, suspend or terminate the 1995 Plan at any time, subject in certain instances to Board approval and except that no amendment may be adopted without the approval of stockholders to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed and no such amendment may impair the rights of the participants under outstanding options. In general, amendments which would (i) increase the maximum number of shares which may be issued pursuant to the exercise of options or purchase rights granted under the 1995 Plan; (ii) change the eligibility requirements for participation in the 1995 Plan; or (iii) materially increase the benefits provided under the 1995 Plan to the extent that stockholder approval would be required pursuant to Rule 16b-3 under the Act, would be amendments for which stockholder approval would be sought. Unless terminated earlier by the Board of Directors, the 1995 Plan will terminate on April 1, 2005.

     The Committee may amend or modify any option in any manner to the extent that the Committee would have had the authority under the 1995 Plan initially to grant such option; provided that, except as provided in the 1995 Plan or in any agreement evidencing such option, no such amendment or modification shall impair the rights of any participant under any outstanding option without the consent of such participant.

SHARES SUBJECT TO THE PLANS

     No more than 225,000 shares of Common Stock may be issued pursuant to the exercise of options granted under the 1995 Plan. If any option expires or terminates for any reason, without having been exercised in full, the unpurchased shares subject to such option will be available again for purposes of the 1995 Plan.

     The aggregate number of shares for which options may be granted under the Plan, the number of shares covered by each outstanding option and the exercise price per share thereof (but not the total price) and each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a stock split, split-up or consolidation of shares or any like capital adjustment or reclassification of shares or the payment of any stock dividends, or any other increase or decrease in the number of shares of the Company outstanding, without receipt of consideration by the Company.

PARTICIPATION

     The Committee is authorized, under the 1995 Plan, to grant stock options from time to time to such officers, directors, employees and consultants of the Company or its subsidiaries (approximately 1,400 persons) as the Committee, in its sole discretion, may determine. Members of the Committee are not eligible to receive options under the 1995 Plan during their term of service on the Committee except pursuant to the formula provisions of the 1995 Plan. Under the formula option grant provisions of the 1995 Plan, outside directors automatically receive, on April 1 of each year, commencing on April 1, 1996, on which such director remains an outside director of the Company, options to purchase 2,500 shares of Common Stock. In the event that George S. Blumenthal, Donald D. Shack and Monte Wolfson are elected directors at the Annual Meeting, the formula option grant provisions of the 1995 Plan will result in each of them receiving options to purchase up to 2,500 shares each year, beginning in 1996. The 1995 Plan also provides for a yearly limit on the number of shares subject to awards granted to executive officers identified as 'named executive officers' in Item 402(a)(3) of Regulation S-K under the Act.

PRICE OF OPTIONS

     The exercise price of each option is determined by the Committee, but in the case of incentive stock options may not be less than 100% of the fair market value of the shares of Common Stock covered by the option on the date the option is granted. In the case of non-qualified stock options the exercise price of each option may not be less than 80% of the fair market value of the shares of Common Stock covered by the option on the date the option is granted. Under the formula option grant provisions of the 1995 Plan, options automatically granted annually to outside directors have an exercise price equal to the fair market value of the Common Stock on the date of grant. On May 3, 1995, the last reported sale price of the Common Stock on the Nasdaq National Market was $2.50.

TERM AND EXERCISE OF OPTIONS

     The Committee has the discretion to fix the term of each option granted under the 1995 Plan, with a maximum term length from date of grant of 10 years, subject to earlier termination as provided in the 1995 Plan. Under the formula option grant provisions of the 1995 Plan, options automatically granted annually to outside directors are exercisable with respect to 25% of the shares covered thereby commencing one year after the date of grant and as to an additional 25% of the shares covered by the option upon on each of the three succeeding anniversary dates of the date of grant, provided such director continues to serve as an outside director of the Company on the date such options become exercisable. All such options expire, to the extent unexercised, seven years after the date of the grant.

     Upon the dissolution or liquidation of the Company or upon a merger or consolidation of the Company in a transaction in which all or substantially all of the stockholders of the Company receive cash, securities of another company or other consideration in exchange for their shares of stock, whether or not the Company is the surviving corporation, or upon a sale of all or substantially all of the assets of the Company, any option granted under the 1995 Plan shall terminate, but the participant may, immediately prior to any such transaction exercise his or her option, in whole or in part, as to the full number of shares which the participant would otherwise have been entitled to purchase during the remaining term of the option. If such transaction consists in part of a tender offer for the Company's shares, the Committee may, prior to or simultaneous with the closing of such tender offer, elect to accelerate all or any portion of an option and cancel such option upon payment to the respective participants of an amount equal to the amount by which the cash and other consideration to be paid to public stockholders in such tender offer exceeds the exercise price multiplied by the number of shares remaining subject to such option. Notwithstanding the foregoing, the Company may elect not to permit a participant to exercise his or her option immediately prior to any such event in accordance with the foregoing, but in lieu thereof the Company may, in its discretion and immediately prior to any such dissolution, liquidation, merger, consolidation or sale substitute a new option for his or her option, such new option to be applicable to the stock of the surviving or acquiring corporation or any of its affiliates and to be on terms no less favorable to the participant than those contained in his or her prior option.

     In order to assist an optionee in the acquisition of shares of Common Stock pursuant to the exercise of an option granted under the Plan, the Committee may authorize (i) the payment by the optionee of the purchase price of the Common Stock in shares of Common Stock already owned by the optionee and having a fair market value on the date of the exercise equal to the exercise price, (ii) the extension of a loan to the optionee by the Company, or (iii) the guarantee by the Company of a loan obtained by the optionee from a third party. Such loans or guarantees may be authorized without security and, in the case of incentive stock options, the rate of interest may not be less than the higher of the prime rate of a commercial bank of recognized standing or the rate of interest imputed under Section 483 of the Code.

     Except as otherwise provided below at the time of grant of an option, upon termination of a participant's service with the Company for cause, all unexercised options or portions thereof held by such participant that are not vested and exercisable on the date of such termination shall expire and be forfeited as of such date. If a participant voluntarily retires or quits his or her service with the written consent of the Company, or if the service of the participant is terminated by the Company for reasons other than cause, such participant may exercise his or her option within three months following such termination of service, provided however that the participant may only exercise his or her option for the number of shares which he or she could have purchased as of the date of such termination.

FEDERAL INCOME TAX CONSEQUENCES OF NON-QUALIFIED OPTIONS

     An employee who is granted a non-qualified stock option ('NQO') under the Plans will not realize any income for Federal income tax purposes on the grant of an option. An option holder will realize ordinary income for Federal income tax purposes on the exercise of an option, provided the shares are not then subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code ('Risk of Forfeiture'), in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price thereof. If the shares are subject to a Risk of Forfeiture on the date of exercise, the option holder will realize ordinary income for the year in which the shares cease to be subject to a Risk of Forfeiture in an amount equal to the excess, if any, of the fair market value of the shares at the date they cease to be subject to a Risk of Forfeiture over the exercise price, unless the option holder shall have made a timely election under Section 83 of the Code to include in his income for the year of exercise an amount equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price. The amount realized for tax purposes by an option holder by reason of the exercise of an NQO granted under the Plans is subject to withholding by the Company and the Company is entitled to a deduction in an amount equal to the income so realized by an option holder provided all necessary withholding requirements under the Code are met, subject to the provisions of Section 162(m) of the Code.

     Provided that an employee satisfies certain holding period requirements provided by the Code, an employee will realize long-term capital gain or loss, as the case may be, if the shares issued upon exercise of an NQO are disposed of more than one year after (i) the shares are transferred to the employee or (ii) if the shares were subject to a Risk of Forfeiture on the date of exercise and a valid election under Section 83 of the Code shall not have been made, the date as of which the shares cease to be subject to a Risk of Forfeiture. The amount recognized upon such disposition will be the difference between the option holder's basis in such shares and the amount realized upon such disposition. Generally, an option holder's basis in the shares will be equal to the exercise price plus the amount of income recognized upon exercise of the option.

FEDERAL INCOME TAX CONSEQUENCES OF INCENTIVE STOCK OPTIONS

     An incentive stock option ('ISO') holder who meets the eligibility requirements of Section 422 of the Code will not realize income for Federal income tax purposes, and the Company will not be entitled to a deduction, on either the grant or the exercise of an ISO. If the ISO holder does not dispose of the shares acquired within two years after the date the ISO was granted to him or within one year after the transfer of the shares to him, (i) any proceeds realized on a sale of such shares in excess of the option price will be treated as long-term capital gain and (ii) the Company will not be entitled to any deduction for Federal income tax purposes with respect to such shares.

     If an ISO holder disposes of shares during the two-year or one-year periods referred to above (a 'Disqualifying Disposition'), the ISO holder will not be entitled to the favorable tax treatment afforded to incentive stock options under the Code. Instead, the ISO holder will realize ordinary income for Federal income tax purposes in the year the Disqualifying Disposition is made, in an amount equal to the excess, if any, of the fair market value of the shares of Common Stock on the date of exercise over the exercise price.

     An ISO holder generally will recognize long-term capital gains or loss, as the case may be, if the Disqualifying Disposition is made more than one year after the shares are transferred to the ISO holder. The amount of any such gain or loss will be equal to the difference between the amount realized on the Disqualifying Disposition and the sum of (x) the exercise price and (y) the ordinary income realized by the ISO holder as the result of the Disqualifying Disposition.

     The Company will be allowed in the taxable year of a Disqualifying Disposition a deduction in the same amount as the ordinary income recognized by the ISO holder provided all necessary withholding requirements are met, subject to the provisions of Section 162(m) of the Code.

     Notwithstanding the foregoing, if the Disqualifying Disposition is made in a transaction with respect to which a loss (if sustained) would be recognized to the ISO holder, then the amount of ordinary income required to be recognized upon the Disqualifying Disposition will not exceed the amount by which the amount realized from the disposition exceeds the exercise price. Generally, a loss may be recognized if the transaction is not a 'wash' sale, a gift or a sale between certain persons or entities classified under the Code as 'related persons.'

ALTERNATIVE MINIMUM TAX

     For purposes of computing the alternative minimum tax with respect to shares acquired pursuant to the exercise of ISOs, the difference between the fair market value of the shares on the date of exercise over the exercise price will be an item of tax preference in the year of exercise if the shares are not subject to a Risk of Forfeiture; if the shares are subject to a Risk of Forfeiture, the amount of the tax preference taken into account in the year the Risk of Forfeiture ceases will be the excess of the fair market value of the shares at the date they cease to be subject to a Risk of Forfeiture over the exercise price. The basis of the shares for alternative minimum tax purposes, generally, will be an amount equal to the exercise price, increased by the amount of the tax preference taken into account in computing the alternative minimum taxable income. The rate of tax applied in general to alternative minimum taxable income is 26% of the first $175,000 and 28% of any amount over $175,000.

     The following table sets forth the number of shares of Common Stock subject to options to be received, in aggregate, by the Company's outside directors during 1996 and each year thereafter, assuming that the 1995 Plan is approved by the Company's Stockholders at the Annual Meeting.

                               NEW BENEFIT PLANS
                             1995 STOCK OPTION PLAN

                                                                               NUMBER OF UNITS
                                                                               ---------------
Non-Employee Director Group.................................................        7,500

REQUIRED VOTE

     The Board of Directors has proposed the 1995 Plan discussed above for approval and adoption by the Company's Stockholders at the Annual Meeting.

     The following resolution (which would effect the adoption of the 1995 Plan) will be submitted to the Company's Stockholders for approval at the meeting:

        RESOLVED, that the Company's 1995 Stock Option Plan, set forth in its entirety in Exhibit A to the Company's proxy statement, dated May 12, 1995, be and it hereby is approved and adopted.

     The affirmative vote of holders of a majority of the Company's outstanding Common Stock present, in person or by proxy at the 1995 Annual Meeting is required for approval of the 1995 Stock Option Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE 1995 STOCK OPTION PLAN.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The Summary Compensation Table below sets forth certain information concerning the annual and long-term compensation paid or accrued to the chief executive officer and the next four most highly-compensated executive officers for services rendered to the Company and its subsidiaries during the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                             ANNUAL COMPENSATION
                                                                             --------------------     ALL OTHER
                   NAME AND PRINCIPAL POSITION                       YEAR     SALARY      BONUS      COMPENSATION
- - ------------------------------------------------------------------   ----    --------    --------    ------------
William L. Cohen .................................................   1994    $500,000       --   (a)   $ 52,919(b)
  Chairman of the Board, President and                               1993     500,000    $ 22,705        --
  Chief Executive Officer                                            1992     500,000     133,185        --
Stephen Fenyves ..................................................   1994     168,846      35,000        --
  Senior Vice President --                                           1993     159,039      50,000        --
  Administration                                                     1992     145,525      50,000        --
Alan Kanis .......................................................   1994     163,269      15,000        --
  Treasurer and Chief Financial and                                  1993     150,000      20,000        --
  Chief Accounting Officer                                           1992     150,000      20,000        --
Harold Drachman ..................................................   1994     150,000       --           --
  Vice President -- Sales                                            1993     150,000      20,000        --
                                                                     1992     150,000       --           --
Stanley F. Schmoller .............................................   1994     131,200      25,000        --
  Vice President -- Manufacturing                                    1993     130,739      50,000        --
                                                                     1992     122,507      50,000        --

- - ------------

 (a) Pursuant to the employment agreement between the Company and Mr. Cohen, more fully described below, Mr. Cohen is entitled to receive a bonus in an amount equal to 5% of the Company's pretax income up to $3,000,000 and 6% of the Company's pretax income in excess of $3,000,000. For fiscal year 1994, Mr. Cohen waived his right to receive such bonus payment.

 (b) Represents, among other benefits, life insurance premiums paid by the Company, in the amount of $29,080, on a split-dollar basis, for a policy on Mr. Cohen's life and an automobile allowance in the amount of $17,486. The life insurance premiums will be repaid to the Company through either the cash surrender value of the policy or the proceeds of the policy paid upon the death of Mr. Cohen.

AGGREGATE OPTION  EXERCISES IN  LAST  FISCAL YEAR  AND  FISCAL YEAR  END  OPTION
VALUES.

     The following table details the value of options held by such executive officers on November 30, 1994.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR END OPTION VALUES(a)

                                                                                  VALUE OF UNEXERCISED
                                                                                      IN-THE-MONEY
                                            NUMBER OF UNEXERCISED OPTIONS       OPTIONS AT NOVEMBER 30,
                                                 AT NOVEMBER 30, 1994                   1994(b)
                                           --------------------------------  ------------------------------
NAME                                        EXERCISABLE     UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
- - -----------------------------------------  -------------  -----------------  -------------  ---------------

William L. Cohen.........................       25,781            8,594           --              --
Harold Drachman..........................       11,688            2,062           --              --
Stephen Fenyves..........................       22,688            2,062           --              --
Alan Kanis...............................        4,125            1,375           --              --
Stanley F. Schmoller.....................       24,234            2,578           --              --

- - ------------

 (a) The Company maintains the Incentive Plan and the Non-Qualified Plan. Under the Incentive Plan, options to purchase shares of Common Stock may be granted to key employees of the Company. 103,125 shares of Common Stock are reserved for issuance under the Incentive Plan. Since its inception in 1986, no options have been granted under the Incentive Plan. Officers, directors, employees and independent sales representatives are eligible for option grants under the Non-Qualified Plan. 550,336 shares of Common Stock are reserved for issuance under the Non-Qualified Plan.

 (b) Based on the closing price of the Company's Common Stock on the NASDAQ National Market on November 30, 1994.

CERTAIN EMPLOYMENT CONTRACTS

     William L. Cohen is employed under an agreement expiring in 1996 which provides for a base salary of $500,000 per annum, and incentive compensation in an amount equal to 5% of the Company's pre-tax income up to $3,000,000 and 6% of the Company's pre-tax income in excess of $3,000,000. Compensation at the above rate is also payable under the agreement for one year if Mr. Cohen becomes disabled and at one-half such rate for a further one-year period, but in no event is such compensation payable in respect of any period subsequent to the stated expiration date of the agreement. The agreement further provides for the payment of a benefit over a five-year period to Mr. Cohen's beneficiary, in the event of his death while employed, in the amount of one year's compensation based upon the average compensation paid over the three most recently concluded fiscal years of the Company, less any amounts paid to Mr. Cohen while disabled. The Company maintains life insurance on Mr. Cohen for an amount in excess of this obligation.

     During fiscal year 1994, the Company elected to restructure the key-man insurance maintained by the Company on Mr. Cohen's life. In restructuring such key-man insurance, the Board of Directors reduced the amount of insurance maintained on Mr. Cohen's life by $2,250,000 to $7,000,000.

     The Company and Stephen Fenyves are parties to an agreement pursuant to which the Company has agreed to pay Mr. Fenyves a retirement benefit in the form of salary continuation for 15 years after his retirement in annual amounts ranging from $27,500 to $55,000 per year depending upon the age between 55 and 65 at which Mr. Fenyves retires. In the event of his death prior to attaining age 65, but while he is employed by the Company, the Company will pay a death benefit of $55,000 per year until Mr. Fenyves would have attained age 65 but in any event for a minimum of 10 years. The Company maintains insurance coverage to fund these obligations.

PERFORMANCE MEASUREMENT COMPARISON

     The following graph sets forth the cumulative total stockholder return on the Company's Common Stock compared with the cumulative total return of the NASDAQ National Market Index and the common stock of the public companies included in the Company's Standard Industrial Classification Industry Group -- Girls', Children's and Infants' Outerwear for the period commencing December 1, 1989 and ending November 30, 1994. The Company's Standard Industrial Classification Industry Group currently includes three companies in addition to the Company. The total return assumes a $100 investment and dividend reinvestment in the Company's Common Stock and in each index on December 1, 1989.

                           (PERFORMANCE GRAPH)

                                             FISCAL YEAR ENDING
                            ----------------------------------------------------
COMPANY                     1989    1990     1991      1992      1993      1994
- - -------------------------   ----    -----    -----    ------    ------    ------

ANDOVER TOGS INC            100     39.02    96.60     87.20     53.66     60.37
INDUSTRY INDEX              100     56.73    79.84     82.52     73.31     48.11
BROAD MARKET                100     81.20    99.22    106.57    126.85    136.61

BOARD OF DIRECTORS' REPORT ON EXECUTIVE COMPENSATION

     The Company's executive compensation is approved by the entire Board of Directors. There is no compensation committee. The compensation of the four executives named in the Summary Compensation Table other than Mr. Cohen is determined through consultation between the Board and the President. The Board has relied extensively on Mr. Cohen's views on matters relating to the compensation of such other executives.

     It is the policy of the Board to tie a portion of executive compensation to corporate performance. Mr. Cohen is one of the principal stockholders of the Company. He owns 1,385,697 shares of Common Stock constituting over 31% of the total outstanding. Accordingly, his interest is very much aligned with the interest of all stockholders and the Board has considered it sensible to utilize cash bonuses as the major component of Mr. Cohen's performance based compensation. Accordingly, as indicated above, Mr. Cohen's employment agreement provides for a base salary and incentive compensation equal to 5% of the Company's pre-tax income up to $3,000,000 and 6% of the Company's pre-tax income in excess of $3,000,000.

     During fiscal year 1994, the Board of Directors decided to provide Mr. Cohen with whole life insurance on a split-dollar basis. In doing so, the Company obtained a $4,000,000 life insurance policy on the life of Mr. Cohen and entered into a split-dollar insurance agreement with Mr. Cohen and his insurance trust, pursuant to which Mr. Cohen's insurance trust pays a portion of the premium attributable to term insurance and the Company pays the balance. Under this arrangement, the Company will be reimbursed for the premiums it pays through either the cash surrender value of the policy or the proceeds of the policy paid upon Mr. Cohen's death. The Board of Directors believes that this insurance benefit provides Mr. Cohen with an attractive compensation package.

     The compensation of the other executive officers consists of a combination of cash salary, cash bonuses and stock options. Individual compensation is reviewed on the basis of various considerations, including Company performance, individual performance, position, tenure, internal comparability and independent compensation surveys which provide information on the compensation of management at other apparel companies. The base salaries of the four executives are considered to be average by industry standards and are adjusted modestly, the primary focus being on total compensation. All four executives are eligible to receive annual cash bonuses based on a review of the considerations described above applicable during the year for which such a bonus is payable. Bonus awards for fiscal 1994 reflect the Company's low performance for that year.

     The Company's stock option program is designed to align the interest of the executives with those of the stockholders at large. Options are granted with exercise prices equal to market on the grant date and vest, generally, over a period of five years. This approach is designed to incentivise creation of stockholder values over the long term since the full benefit of the option cannot be realized unless price appreciation occurs over a number of years and the executive is rewarded only to the extent that stockholders at large have benefited. The Company does not issue options on any fixed basis preferring to maintain a flexible program. No options were issued or grants made to employees in 1994.

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's Chief Executive Officer and four other most highly compensated executive officers unless such compensation is paid pursuant to performance standards prescribed under Section 162(m). The Company believes that Section 162(m) does not disallow deductions in respect of stock options currently outstanding or subsequently granted under the Company's existing stock plans or the 1995 Plan.

     Section 162(m) provides that qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. The Company currently intends to structure grants under future stock option plans in a manner that complies with this requirement. The Company does not anticipate that the compensation package (exclusive of compensation under any stock option plans) for the Chief Executive Officer or any of the four most highly compensated executive officers, will exceed $1,000,000 as contemplated by
Section 162(m) within the next year. Accordingly, the Company has not found it necessary to address the issue of Section 162(m) in respect of compensation paid in excess of $1,000,000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As indicated above, the Company does not have a compensation committee; compensation decisions are made by the Board of Directors. The members of the Board include William L. Cohen, Peter A. Cohen and Donald D. Shack. William L. Cohen is Chairman of the Board and President of the Company. Peter A. Cohen is his brother. Mr. Shack is Secretary of the Company and a shareholder and director of the law firm of Shack & Siegel, P.C., the Company's general counsel. This report has been provided by the Board of Directors.

William L. Cohen                        Donald D. Shack
Peter A. Cohen                          George S. Blumenthal
Monte Wolfson

                               SECTION 16 FILINGS

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the Nasdaq National Market. Officers, directors and greater than ten percent Stockholders are required by the Securities and Exchange Commission's regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Company's review of the copies of Securities and Exchange Commission Forms 3, 4 and 5 it has received and written representations from certain reporting persons that they were not required to file Form 5 for the 1994 fiscal year, the Company believes that all of its officers, directors, and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during fiscal year 1994.

                    PROPOSAL 3: RATIFICATION OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

     It is proposed that the stockholders ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending November 30, 1995. The Company expects a representative of Deloitte & Touche LLP to be present at the Annual Meeting who will respond to appropriate questions submitted by stockholders and will make such statements as he or she may desire.

     Approval by the stockholders of the appointment of independent auditors is not required, but the Board of Directors deems it desirable to submit this matter to the stockholders. If a majority of the stockholders voting at the meeting should not approve the selection of Deloitte & Touche LLP, the selection of independent auditors will be reconsidered by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

                               VOTING PROCEDURES

     Pursuant to Securities and Exchange Commission rules, a designated space is provided on the proxy card to withhold authority to vote for one or more nominees for director and boxes are provided on the proxy card for stockholders to mark if they wish to abstain on Proposal 2 or Proposal 3. Votes withheld in connection with the election of one or more of the nominees for director will not be counted in determining the votes cast and will have no effect on the vote. They will, however, be counted for purposes of determining a quorum. Abstentions in connection with the approval of the 1995 Stock Option Plan will be counted as present and therefore will have the effect of a negative vote. Abstentions are not counted in determining the votes cast with respect to the ratification of the selection of independent auditors and will have no effect on the vote. They will, however, be counted for purposes of determining a quorum.

     Under the rules of the National Association of Securities Dealers, brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote upon the election of directors, the adoption of the 1995 Stock Option Plan and the selection of independent auditors.

                                    GENERAL

     The solicitation of proxies in the accompanying form is made by the Board of Directors and the cost thereof will be borne by the Company. In addition to the solicitation of proxies by use of the mails, some of the officers, directors and other employees of the Company may also solicit proxies personally or by mail, telephone or telegraph, but they will not receive additional compensation for such services. Brokerage firms, custodians banks, trustees, nominees or other fiduciaries holding shares of Common Stock in their names will be requested by the Company to forward proxy materials to their principals and will be reimbursed for their reasonable out-of-pocket expenses in such connection.

     As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters to be presented for action, but if any other matters properly come before the meeting, it is intended that the persons voting the accompanying proxy will vote the shares represented thereby in accordance with their best judgment.

     It is important that proxies be returned promptly. Therefore, whether or not you plan to attend the meeting in person, you are urged to mark, date, execute, and return your proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals in respect of matters to be acted upon at the Company's 1996 Annual Meeting of Stockholders should be received by the Company on or before January 12, 1996 in order that they may be considered for inclusion in the Company's proxy materials.

                                          By Order of the Board of Directors

                                          DONALD D. SHACK
                                          Secretary

Dated: May 12, 1995

                                                                       EXHIBIT A

                               ANDOVER TOGS, INC.
                             1995 STOCK OPTION PLAN

                                   ARTICLE 1
                         PURPOSE AND SCOPE OF THE PLAN

     1.1 Purpose. This Stock Option Plan (the 'Plan') is to advance the interests of Andover Togs, Inc. (the 'Company') and its stockholders by assisting the Company in attracting and maintaining strong management and consulting personnel upon whose judgment the success of the Company depends. The Plan is also intended to enable the Company to reward the efforts, abilities and industries of such officers, directors, employees and consultants who render employment and other services which contribute materially to the success of the Company's business. By encouraging ownership in the Company, the Company seeks to increase the incentives of its employees, officers, directors and consultants for enhancing shareholder value.

     1.2 Definitions. For purposes of the Plan, unless the context otherwise indicates, the following definitions shall be applicable:

        (a) 'Board' or 'Board of Directors' means the Board of Directors of the Company, as constituted from time to time.

        (b) 'Code' shall mean the Internal Revenue Code of 1986, as amended, and any successor statute.

        (c) 'Commission' means the Securities and Exchange Commission.

        (d) 'Committee' means the Stock Option Committee of the Company which shall be composed of not less than two persons appointed by the Board of Directors, each of whom shall be (i) a 'disinterested person' as that term is defined in Rule 16b-3(c)(2)(i) of the General Rules and Regulations under the Exchange Act and (ii) an 'outside director' within the meaning of Section 162(m) of the Code and the rules and regulations promulgated thereunder.

        (e) 'Consultant' means an individual who is not an Employee but who has been retained by the Company to render services as an independent contractor.

        (f) 'Director' means any person who is a member of the Board of Directors whether or not such person is an Employee.

        (g) 'Employee' means and includes any person who is an employee of the Company (including officers and directors who are also employees) or of any Subsidiary.

        (h) 'Exchange Act' means the Securities Exchange Act of 1934, as amended.

        (i) 'Executive Officer' means and includes any 'named executive officer' as defined in Item 402(a)(ii)(3) of Regulation S-K under the Exchange Act of 1934, as amended.

        (j) 'Exercise Price' means the price designated by the Committee at which a Share may be purchased upon exercise of an Option as the same may be adjusted pursuant to Article 5 hereof.

        (k) 'Fair Market Value' of a Share means (i) if the Shares are quoted on the Nasdaq National Market or listed on a national securities exchange, the closing price on such market or such exchange, (ii) if the Shares are not quoted on the Nasdaq National Market or listed on a national securities exchange, the mean between the closing bid and asked prices of publicly-traded Shares in the over-the-counter market as reported on the Nasdaq system or by any nationally recognized quotation service selected by the Company, or (iii) if the Shares are not then publicly-traded, as determined by the Committee.

        (l) 'Grant Date,' as used with respect to a particular Option, means the date an Option is granted by the Committee pursuant to the Plan.

        (m) 'Grantee' means an individual to whom an Option, or portion thereof, is granted by the Committee pursuant to the Plan.

        (n)  'Incentive Stock Option' means an  Option intended to qualify under
Section 422 of the Code.

        (o) 'Non-Qualified Stock Option' means an Option, or portion thereof which has been designated by the Committee as a non-qualified stock option or an Option, or portion thereof, which does not qualify as an Incentive Stock Option.

        (p)  'Option' means  an option  to purchase  Shares granted  pursuant to
Article 2 and Article 4 of the Plan.

        (q) 'Option Agreement' means a written agreement between a Grantee and the Company evidencing an Option, consistent with the provisions of Article 2 and Article 4 of the Plan.

        (r) 'Outside Director' means a Director who is not an Employee and who does not own 5% or more of the outstanding Shares.

        (s) 'Service' means the term of employment of an Employee or the retention of a Consultant by the Company or any Subsidiary or the term during which of an individual serves as a director of the Company.

        (t) 'Shares' or 'Shares of Stock' means shares of common stock, $.10 par value per share, of the Company. Shares may consist of authorized but unissued Shares or Shares which have been previously issued and reacquired by the Company.

        (u) 'Subsidiary' means and includes any corporation more than 50% of whose voting stock is beneficially owned or controlled by the Company.

     1.3 Administration. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan, the Committee, in its sole discretion, from time to time, shall determine the Directors, Employees and Consultants from among those eligible to whom, and the time or times at which, Options shall be granted, and the number of Shares to be subject to each Option. In making such determinations the Committee may take into account recommendations made by management, the nature and length of Service rendered by the prospective Grantee, his or her level of compensation, his or her past, present and potential contributions to the Company and such factors as the Committee shall in its discretion deem relevant. Subject to the express provisions of the Plan and any consents required by any applicable laws affecting the Plan and Options, the Committee shall have complete authority to interpret and construe the Plan, to prescribe, amend and rescind rules and regulations related to it, to determine the terms and provisions of the respective Option Agreements and to make all other determinations necessary or advisable for the administration of the Plan. The determinations of the Committee on the matters referred to in this Section 1.3 shall be conclusive.

     1.4 Eligibility for Participation. Any Director, Employee or Consultant shall be eligible to receive Options granted under the Plan.

     1.5 Shares Subject to the Plan. Subject to adjustment as hereinafter provided, no more than 225,000 Shares may be issued pursuant to Options granted under the Plan. If any Option shall expire or terminate for any reason without having been exercised in full, the unpurchased Shares subject thereto shall again be available for the purposes of the Plan.

     1.6 Duration of the Plan. Unless previously terminated by the Committee or the Board of Directors, the Plan will terminate on April 1, 2005. Such termination will not terminate any Option then outstanding.

                                   ARTICLE 2
                        TERMS AND CONDITIONS OF OPTIONS

     2.1 Options and Option Agreements. Each Option granted under the Plan shall be subject to all of the applicable terms and conditions of the Plan and shall be evidenced by an Option Agreement. The Option Agreement shall contain such terms and conditions not inconsistent with the Plan as the Committee may deem appropriate, including, among other things, when and to what extent the Option is exercisable, the number of Shares that may be purchased upon exercise of an Option, the Exercise

Price, and the conditions to the exercise of any Option. The Option Agreement may also designate the Option as a Non-Qualified Stock Option or an Incentive Stock Option.

     2.2 Exercisability and Term. (a) Except as otherwise provided below, the Committee shall determine the term of each Option and whether the Option shall be exercisable in full or in installments and, if in installments, the number of installments. No Option, however, may remain outstanding for more than 10 years after the Grant Date.

        (b) Except as otherwise provided herein, an Option granted under the Plan may be exercised from time to time during its term for the full number of Shares then purchasable upon exercise of the Option or from time to time for any part thereof; provided, however, that no Option may be exercised in part with respect to fewer than 25 Shares, except to purchase the remaining Shares then purchasable under such Option.

        (c) Except as otherwise provided below, Options shall terminate immediately upon the termination of the Service of the Grantee. Options granted under the Plan shall not, however, be affected by any change of Service so long as the Grantee continues to be a Director, Employee or Consultant.

        (d) If a Grantee dies while he or she is a Director, Employee or Consultant or within three months after the termination of such Grantee's Service by reason of his or her retirement with the written consent of the Company, such Option may be exercised within three months after such Grantee's death by his or her personal representative or by the person or persons to whom the Grantee's rights under the Option pass by will or by the applicable laws of descent and distribution; provided, however, that no Option may be exercised after its expiration and provided further than such Option may only be exercised for the number of Shares which could have been purchased by the Grantee on the date of such termination.

        (e) If a Grantee voluntarily retires or quits his or her Service with the written consent of the Company, or if the Service of the Grantee is terminated by the Company for reasons other than cause, such Grantee may exercise his or her Option within three months following such termination of Service; provided, however, that no Option may be exercised after its expiration and provided further that the Grantee may only exercise his or her Option for the number of Shares which he or she could have purchased as of the date of such termination.

        (f) Nothing herein shall impose upon the Company the obligation to continue the Service of any Grantee. The rights of the Company to terminate the Service of a Grantee shall not be diminished or affected by reason of the granting of an Option.

     2.3 Exercise Price. The Exercise Price for Options shall be determined by the Committee at the time the Option is granted, but shall not be less than 80% of the Fair Market Value of the Shares on the Grant Date provided, however, that the Exercise Price per Share subject to an Incentive Stock Options shall equal at least 100% of the Fair Market Value of a Share on the Grant Date.

     2.4 Nontransferability. No Option granted under the Plan shall be transferable by the Grantee otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Grantee solely by such Grantee.

     2.5 Method of Exercise. A Grantee electing to exercise an Option shall exercise such Option by delivering to the Company written notice of such election to exercise, specifying the number of Shares such Grantee has elected to purchase, together with the Exercise Price for the Shares being purchased in accordance with the terms of Section 2.6 below.

     2.6 Payment for Shares. The Exercise Price shall become immediately due and payable upon exercise of the Option and payment thereof shall be made to the Company as follows: (i) in cash (including check, bank draft or money order) or
(ii) at the discretion of the Committee, by delivering to the Company Shares of Stock already owned by the Grantee and having a Fair Market Value on the date of the exercise equal to the Exercise Price or a combination of such Shares and cash, or (iii) by any other proper method specifically approved by the Committee.

     2.7 Limitation on Aggregate Shares. The number of Shares with respect to which Options may be granted under the Plan to any Executive Officer in any fiscal year of the Company shall not exceed

100,000 Shares and the number of Shares with respect to which Options may be granted under the Plan to any individual who is not an Executive Officer in any fiscal year of the Company shall not exceed 75,000 Shares.

     2.8 Incentive Stock Option Limitations. Options granted under the Plan may be Non-Qualified Stock Options or Incentive Stock Options, as specified by the Committee; provided, however, that no Incentive Stock Option may be granted to any Grantee who, at the time of grant, owns stock of the Company (or any Subsidiary) representing more than 10% of the total combined voting power of all classes of stock of the Company (or such Subsidiary). Options shall be exercisable at such time or times as the Committee shall determine; provided, however, that the aggregate Fair Market Value of the Shares (measured on the Grant Date) with respect to which Incentive Stock Options are exercisable for the first time by any Grantee during any calendar year (under all stock options plans of the Company) may not exceed $100,000.

                                   ARTICLE 3
                 LOANS AND FINANCIAL ACCOMMODATIONS TO GRANTEES

     3.1 Purpose. In order to assist the Grantee with the acquisition of Shares of Stock pursuant to the exercise of an Option granted under the Plan, including the payment of any taxes resulting from such exercise, the Board may, in its discretion, whenever, in the judgment of the Board, such assistance is permitted by applicable law and may reasonably be expected to benefit the Company, authorize, either at the time of the grant of the Option or thereafter (a) the extension of a loan to the Grantee by the Company, or (b) the guarantee by the Company of a loan obtained by the Grantee from a third party.

     3.2 Terms of Loan or Guarantee. The Committee or Board shall determine the terms of any loan or guarantee made pursuant to this Article 3, including the interest rate and other terms of repayment thereof, and whether such loan or guarantee shall be secured or unsecured. Each loan shall be evidenced by a promissory note having a maximum term to maturity of not more than sixty (60) months. The maximum amount of any loan or guarantee shall be the Exercise Price for Shares purchased upon exercise of an Option plus (a) related interest payments and (b) the amount of tax liability incurred by the Grantee as a result of the exercise of an Option.

     3.3 Use of Loaned or Guaranteed Funds. No amount loaned to a Grantee and no amount repayment of which is guaranteed by the Company shall be used for any purpose other than payment of (i) the Exercise Price of Shares acquired on the exercise of an Option granted or to be granted under the Plan and (ii) taxes attributable to such exercise.

                                   ARTICLE 4
              GRANT OF OPTIONS TO MEMBERS OF THE COMMITTEE AND TO
             OUTSIDE DIRECTORS WHO ARE NOT MEMBERS OF THE COMMITTEE

     4.1 Application of the Plan to Members of the Committee and to Outside Directors Who Are Not Members of the Committee. Except as provided in this
Article 4, all terms and conditions of the Plan govern the grant of options to members of the Committee and to Outside Directors who are not members of the Committee.

     4.2 Eligibility for Participation. Members of the Committee and Outside Directors are only eligible to receive options pursuant to Section 4.3 below. Members of the Committee are not eligible to receive Options pursuant to Section
1.3 for a period of one year after the termination of their Service on the Committee.

     4.3 Annual Grant of Options. Each member of the Committee and each Outside Director who is not a member of the Committee shall be granted an Option to purchase 2,500 Shares (as adjusted pursuant to Section 5.1) on April 1 of each year during the term of the Plan so long as on such date he is a member of the Committee or an Outside Director. The provisions of this Section 4.3 shall not be amended more than once every twelve months.

     4.4 Exercisability and Term of Options. An option granted to a member of the Committee or to an Outside Director shall become exercisable with respect to 25% of the Shares covered thereby commencing one year after the Grant Date of such Option and as to an additional 25% of the Shares covered by the Option upon each of the three succeeding anniversary dates of the Grant Date. Options granted to members of the Committee and to Outside Directors shall expire seven years from their respective Grant Date.

     4.5 Option Price. The Exercise Price for Options granted to members of the Committee and to Outside Directors pursuant to Section 4.3 shall be 100% of the Fair Market Value of the Shares on the Grant Date.

                                   ARTICLE 5
                               GENERAL PROVISIONS

     5.1 Adjustments upon Changes in Capitalization. (a) The aggregate number and class of Shares for which Options may be granted under the Plan, the number and class of Shares covered by each outstanding Option and the Exercise Price per Share thereof (but not the total price) and each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, split-up or consolidation of Shares or any like capital adjustment or reclassification of Shares or the payment of any stock dividends, or any other increase or decrease in the number of Shares of the Company outstanding, without receipt of consideration by the Company.

        (b) Subject to any required action by its stockholders, if the Company shall be the surviving corporation in any merger or consolidation, except as otherwise provided below, any Option granted hereunder shall be adjusted so as to pertain and apply to the securities to which the holder of the number of Shares of the Company subject to the Option would have been entitled in such merger or consolidation.

        (c) Upon the dissolution or liquidation of the Company or upon a merger or consolidation of the Company in a transaction in which all or substantially all of the stockholders of the Company receive cash, securities of another company or other consideration in exchange for their Shares of Stock, whether or not the Company is the surviving corporation, or upon a sale of all or substantially all of the assets of the Company, any Option granted hereunder shall terminate, but the Grantee may, immediately prior to any such transaction exercise his or her Option, in whole or in part, as to the full number of Shares which he or she would otherwise have been entitled to purchase during the remaining term of the Option irrespective of any installment features. If such transaction consists in part of a tender offer for the Company's Shares, the Committee may, prior to or simultaneous with the closing of such tender offer, elect to accelerate all or any portion of an Option and cancel such Option upon payment to the respective Grantees of an amount equal to the amount by which the cash and other consideration to be paid to public stockholders in such tender offer exceeds the Exercise Price multiplied by the number of Shares remaining subject to such Option. Notwithstanding the foregoing, the Company may elect not to permit a Grantee to exercise his or her Option immediately prior to any such event in accordance with the foregoing, but in lieu thereof the Company may, in its discretion and immediately prior to any such dissolution, liquidation, merger, consolidation or sale substitute or cause to be substituted a new option for his or her Option, such new option to be applicable to the stock of the surviving or acquiring corporation or any of its affiliates and to be on terms no less favorable to the Grantee than those contained in his or her prior Option.

        (d) Adjustment and elections under this Section 5.1 shall be made by the Committee whose determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive.

     5.2 Privileges of Stock Ownership. No Grantee shall be entitled to the privileges of stock ownership as to any Shares of Stock not actually issued and delivered to him or her.

     5.3 Securities Regulations. Unless at the time of the exercise of an Option and the issuance of the Shares purchased by a Grantee pursuant thereto there shall be in effect as to such Shares a Registration Statement under the Securities Act of 1933, as amended, and the rules and regulations of the Commission, the Grantee exercising such Option shall deliver to the Company at the time of exercise, a certificate certifying that he or she is acquiring the Shares issuable to him or her upon such exercise for the purpose of investment and not with a view to their sale or distribution. The Company shall not be required to issue or deliver certificates for Shares until there shall have been compliance with all applicable laws, rules and regulations, including rules and regulations of the Commission.

     5.4 Suspension, Amendment and Termination of the Plan. (a) The Committee may at any time suspend, amend or terminate the Plan, provided that the approval of the Board of Directors of the Company will be required for any amendment which will:

          (i) increase the maximum number of Shares which may be issued pursuant to Options; or

          (ii) change the provisions of Section 1.4; or

          (iii) change the provisions of Section 4.2; or

          (iv) extend the term of Options.

        (b) The power of the Committee to amend the Plan under this Section 5.4 is subject in certain instances to the requirements of the Exchange Act and other provisions of applicable law which may require stockholder approval of such amendments in order to achieve the Company's objectives and the purposes of the Plan.

        (c) Unless the Plan shall theretofore have been terminated by the Committee or the Board of Directors, the Plan shall terminate April 1, 2005. No Option may be granted during the term of any suspension of the Plan or after termination of the Plan. The amendment or termination of the Plan shall not, without the written consent of the Grantee, alter or impair any rights or obligations of such Grantee under any Option theretofore granted.

     5.5 Amendment of Outstanding Options. The Committee may amend or modify any Option in any manner to the extent that the Committee would have had the authority under the Plan initially to grant or prescribe the terms of such Option; provided that, except as expressly contemplated elsewhere herein or in any agreement evidencing such Option, no such amendment or modification shall impair the rights of any Grantee under any outstanding Option without the consent of such Grantee.

     5.6 Section 16  of the  Exchange Act. With  respect to  persons subject  to
Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

     5.7 Governing Law. This Plan and the Committee's actions in respect thereof shall be governed and construed in accordance with the substantive law of the State of Delaware.

     5.8 Effective Time. This Plan shall become effective upon approval thereof by the holders of a majority of the Company's Shares present and entitled to vote at a meeting of the Company's stockholders duly held.

                                  APPENDIX 1
                                                                           PROXY

                               ANDOVER TOGS, INC.
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 13, 1995

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of ANDOVER TOGS, INC. (the 'Company') does hereby constitute and appoint WILLIAM L. COHEN and DONALD D. SHACK or either of them (each with full power of substitution of another for himself) as attorneys, agents and proxies, for and in the name, place and stead of the undersigned, and with all the powers the undersigned would possess if personally present, to vote as instructed on the reverse side of this Proxy Card all of the shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Tuesday, June 13, 1995 at 10:00 A.M. local time at the offices of Chemical Bank, 270 Park Avenue, New York, New York, and at any adjournment or adjournments thereof, all as set forth in the Notice of Annual Meeting and Proxy Statement.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN. IF NO INSTRUCTIONS ARE GIVEN, THE SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS, FOR ITEM 2 AND FOR ITEM 3.

                               (See reverse side)

[X]        Please mark your
           votes as in this
           example.


           FOR                     WITHHOLD
      all nominees                AUTHORITY         INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE
listed (except as marked         to vote for        FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE
    to the contrary)        nominees as indicated   THROUGH THE NOMINEE'S NAME IN THE BOX BELOW:


                                                                                             FOR   AGAINST   ABSTAIN
1. Election of a   [ ]     [ ]    Nominees: G.S. BLUMENTHAL   2. Approval of the 1995 Stock  [ ]     [ ]       [ ]
   board of five                            P.A. COHEN           Option Plan:
   directors                                W.L. COHEN
                                            D.D. SHACK
                                            M. WOLFSON
                                                              3. Ratification of the         [ ]     [ ]       [ ]
                                                                 appointment of Deloitte &
                                                                 Touche LLP as Independent
                                                                 auditors for the year
                                                                 ending November 30, 1995:

                                                              4. In  their  discretion,  the  Proxies   are
                                                                 authorized to vote upon such other business
                                                                 as may properly come before the meeting.

                                                              NOTE: PLEASE DATE, SIGN AND MAIL THIS PROXY IN
                                                              THE  ENCLOSED  ENVELOPE FOR  THIS  PURPOSE. NO
                                                              POSTAGE IS REQUIRED  IF MAILED  IN THE  UNITED
                                                              STATES

SIGNATURE ___________________________ DATE ___________ SIGNATURE ___________________________ DATE ___________

NOTE: Please sign exactly as your name or names appear hereon. Joint owners should each sign personally. When signing as an executor, administrator, corporation, officer, attorney, agent, trustee or guardian, etc. please add your full title to your signature.